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                                                                   Exhibit 10.3


                                   GUARANTY


          THIS GUARANTY, dated as of September 29, 2000, is made and given by MATRIX BANCORP, INC., a corporation organized under the laws of the State of Colorado (the "Guarantor"), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Agent"), and the Lenders from time to time party to the Credit Agreement defined below.

                                   RECITALS

          A. Matrix Financial Services Corporation, an Arizona corporation (the "Borrower"), the Agent and the Lenders have entered into a Credit Agreement dated as of September 29, 2000 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Agent and the Lenders have agreed to extend to the Borrower certain credit accommodations.

          B. It is a condition precedent to the obligation of the Agent and the Lenders to extend credit accommodations pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor.

          C. The Guarantor is the indirect owner of all of the issued and outstanding capital stock of the Borrower

          D. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Agent and the Lenders and finds it advantageous, desirable and in its their best interests to execute and deliver this Guaranty to the Agent.

          NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Agent as follows:

          Section 1.  Defined Terms.  As used in this Guaranty, the following
                      -------------
terms shall have the meaning indicated:

          "Agent" shall have the meaning indicated in the opening paragraph
           -----
hereof.

          "Borrower" shall have the meaning indicated in Recital A.
           --------

          "Credit Agreement" shall have the meaning indicated in Recital A.
           ----------------

          "Guarantor" shall have the meaning indicated in the opening paragraph
           ---------
hereof.
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          "Lenders" shall have the meaning indicated in the Credit Agreement.
           -------

          "Loan Documents" shall have the meaning indicated in the Credit
           --------------
Agreement.

          "Obligations" shall mean all indebtedness, liabilities and obligations
           -----------
of the Borrower to the Agent or the Lenders of every kind, nature or description under the Credit Agreement and the Loan Documents, including the Borrower=s obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred

          "Person" shall mean any individual, corporation, partnership, limited
           ------
partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          Section 2.  The Guaranty.  The Guarantor hereby absolutely and
                      ------------
unconditionally guarantees to the Agent and the Lenders the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

          Section 3.  Continuing Guaranty.  This Guaranty is an absolute,
                      -------------------
unconditional and continuing guaranty of payment and performance of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor=s liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Agent is not intended and does not release any liability previously existing of any guarantor or surety of any

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indebtedness of the Borrower to the Agent and the Lenders.

          Section 4.  Other Transactions.  The Agent and the Lenders are
                      ------------------
expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with any of them by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of the Agent or the Lenders to realize upon any of the Obligations of the Borrower to the Agent or the Lenders, or upon any collateral or security for any or all of the Obligations, nor by the taking by the Agent or any Lender of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by the Agent or any Lender of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of the Agent or any Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by the Agent shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

          Section 5.  Actions Not Required.  The Guarantor hereby waives any and
                      --------------------
all right to cause a marshalling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Agent or any Lender to proceed against any security for the Obligations or any other recourse which the Agent or any Lender may have with respect thereto and further waives any and all requirements that the Agent or any Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or

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prevent enforcement of any other remedy or right hereby granted.

          Section 6.  Subrogation.  The Guarantor shall not exercise any right
                      -----------
of subrogation until such time as all Obligations shall have been indefeasably paid in full in cash and all commitments to extend credit terminated. In the case of the liquidation, winding-up or bankruptcy of the Borrower (whether voluntary or involuntary) or in the event that the Borrower shall make an arrangement or composition with its creditors, the Agent and the Lenders shall have the right to rank first for their full claim and to receive all distributions or other payments with respect thereto until their claims have been paid in full, and the Guarantor shall continue to be liable to the Agent and the Lenders for any balance of the Obligations which may be owing to the Agent and/or the Lenders by the Borrower. The Guarantor, to the extent permitted by law, irrevocably releases and waives any subrogation rights or right of contribution or indemnity (whether arising by operation of law, contract or otherwise) it may have against the Borrower if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments or transfers to the Agent or the Lenders with respect to the Obligations constitute a preference in favor of the Guarantor or a claim under the Bankruptcy Code that any such preference is recoverable from the Agent or the Lenders.

          Section 7.  Application of Payments.  Any and all payments upon the
                      -----------------------
Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by the Agent on such items of the Obligations as the Agent may elect.

          Section 8.  Recovery of Payment.  If any payment received by the Agent
                      -------------------
or any Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.
References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

          Section 9.  Borrower's Financial Condition.  The Guarantor is familiar
                      ------------------------------
with the financial condition of the Borrower, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of the Agent or any Lender. Neither the Agent nor any Lender shall have any obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Agent's or any Lender's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

          Section 10. Remedies.  All remedies afforded to the Agent by reason
                      --------
of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies,

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whether or not exercised by the Agent, shall be deemed to be in exclusion of any of the other remedies available to the Agent and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy which the Agent may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Agent.

          Section 11.  Bankruptcy of the Borrower.  The Guarantor expressly
                       --------------------------
agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

          Section 12.  Costs and Expenses.  The Guarantor will pay or reimburse
                       ------------------
the Agent on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by the Agent arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

          Section 13.  Waivers and Amendments.  This Guaranty can be waived,
                       ----------------------
modified, amended, terminated or discharged only explicitly in a writing signed by the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

          Section 14.  Notices.  Any notice or other communication to any party
                       -------
in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

          Section 15.  Guarantor Acknowledgements.  The Guarantor hereby
                       --------------------------
acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Agent and the Lenders have no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Guarantor and the Agent or the Lenders.

          Section 16.  Representations and Warranties. Matrix Bancorp, Inc.
                       ------------------------------
hereby represents and warrants to the Agent for the benefit of the Agent and the Lenders that it is a

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corporation organized, validly existing and in good standing under the laws of the State of Colorado and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. Matrix Bancorp, Inc. further represents and warrants to the Agent that:

               16(a) It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

               16(b) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               16(c) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

               16(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

               16(e) There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

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               16(f)  It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Agent may rely conclusively on the continuing warranty, hereby made, that it continues to be benefitted by the Agent's and the Lenders' extension of credit accommodations to the Borrower and neither the Agent nor any Lender shall have any duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Agent without regard to the receipt, nature or value of any such benefits.

          Section 17. Continuing Guaranty; Assignments under Credit Agreement.
                      -------------------------------------------------------
This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Agent and the Lenders to extend credit accommodations to the Borrower, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Agent and the Lenders and their successors, transferees, and assigns. Without limiting the generality of the foregoing clause (c), the Agent or any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

          Section 18. Reaffirmation.  The Guarantor agrees that when so
                      -------------
requested by the Agent from time to time it will promptly execute and deliver to the Agent a written reaffirmation of this Guaranty in such form as the Agent may require.

          Section 19. Revocation.  Notwithstanding any other provision hereof,
                      ----------
the Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Agent. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Agent of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Agent prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and attorneys' fees arising from such Obligations.

          Section 20. Governing Law and Construction.  THE VALIDITY,
                      ------------------------------
CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be

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ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

          Section 21.  Consent to Jurisdiction.  AT THE OPTION OF THE AGENT,
                       -----------------------
THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL OR STATE COURT SITTING HENNEPIN COUNTY, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          Section 22.  Waiver of Jury Trial.  EACH OF THE GUARANTOR, THE AGENT
                       --------------------
AND THE LENDERS, BY THEIR ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 23.  Counterparts.  This Guaranty may be executed in any
                       ------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          Section 24.  General.  All representations and warranties contained in
                       -------
this Guaranty or in any other agreement between the Guarantor and the Agent shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

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          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                    GUARANTOR:

                                    MATRIX BANCORP, INC.

                                    By  /s/ David W. Kloos
                                        ------------------------------------
                                    Title       S.V.P.
                                          ----------------------------------


Address:
Matrix Bancorp, Inc.
1380 Lawrence Street
Suite 1400
Denver, Colorado 80204
Fax Number: (303) 390-0952



Address for the Agent:

U.S. Bank National Association
918 17/th/ Street
Denver, Colorado 80202
Fax Number: (303) 585-7346

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